SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2005

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On October 28, 2005, the Company issued a press release announcing its financial results for the fiscal quarter ended September 30, 2005 and conducted a conference call to further discuss the financial results. The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•

Export Sales year to date as of September 30, 2005 was 24% of revenue. For the year to date as of September 30, 2005, sales mix was as follows: commercial was 45% (compared to 44% in the prior full fiscal year), military was 33% (compared to 34% in the prior full fiscal year), regional jets were 6% (compared to 6% in the prior full fiscal year), business jets were 9% (compared to 8% in the prior full fiscal year) and other was 7% (compared to 8% in the prior full fiscal year).

•	The top ten programs represented in the backlog were the 737NG, 777, A320, CH47, C17, V22, 747, A380, F18, and E2C programs, respectively.

•	Boeing commercial, military and space accounted for 19.7% of net sales for the quarter ended September 30, 2005 and is the only customer that accounts for more than 10% of revenue.
•	The increase in sales over the prior year was all attributed to same store / organic growth.

•

The work stoppage at Boeing caused us to reduce our work force by approximately 5 percent in September and had a negative impact on earnings of approximately $0.05 per share in the quarter. With the Boeing strike having ended on October 10th, we have not yet returned all employees back to work.

•	The Company reiterated guidance of $1.75 to $2.00 per share for the fiscal year, indicating that the expectation would be at the high end of that range.

•	The decrease in corporate expense compared to last year was partly due to a drop in costs associated with Sarbanes-Oxley 404 compliance.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

                (c)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 28, 2005

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2005		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel
and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 28, 2005